UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 11, 2016

APT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181597	99-0370904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

505 Montgomery Street, 11th Floor San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 200-1105

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On November 1, 2016, APT Systems, Inc. (“we,” “us,” “our,” or “Company”) issued a $52,500.00 convertible debenture (the “Debenture”) to RDW Capital, LLC (“Buyer”), in exchange for $50,000.00 in cash, which was funded in full by November 11, 2016.  The Debenture bears interest at 5% per annum.  The principal amount as well as the accrued and unpaid interest under the Debenture is due and payable on May 4, 2017.  The Debenture contains representations, warranties, events of default, beneficial ownership limitations, and other provisions that are customary of similar instruments.

The Buyer is entitled to, at any time while the Debenture is outstanding, convert the Debenture into shares of our common stock, at a conversion price per share (the “Conversion Price”) equal to either: (i) if no event of default has occurred under the Debenture, sixty percent (60%) multiplied by the lowest traded VWAP of our common stock during the fifteen (15) trading days immediately preceding the respective conversion date, or (ii) if an event of default has occurred under the Debenture, fifty percent (50%) of the lowest traded price of our common stock during the twenty (20) trading days immediately preceding the respective conversion date.  The Buyer may only convert, in each conversion, up to 20% of the dollar volume of our common stock during trading week immediately preceding the respective conversion date.  At any time while the Debenture is outstanding, and upon seven (7) days written notice to the Buyer, we may redeem any portion of the principal amount of the Debenture by making a payment of 130% multiplied by the prepayment amount plus the applicable accrued and unpaid interest.

The foregoing description of the Debenture is qualified in its entirety by reference to such Debenture, which is filed hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 3.02

Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

We claim an exemption from the registration requirements of the Securities Act, for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, Buyer is an accredited investor, Buyer acquired the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

Item 9.01.

Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
4.1	Convertible Debenture dated November 1, 2016, by and between APT Systems, Inc. and RDW Capital, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APT SYSTEMS, INC (Registrant)

By:	/s/ Joseph Gagnon
Name:	Joseph Gagnon
Title:	Director and Corporate Secretary

Dated: November 17, 2016